CERTIFICATION OF CONTRACT
                            ------------- -- --------


TITLE: Telephones: Feature Phones                    CONTRACT NO.: 730-030-99-1

BID NO.: 25-730-030-W                                 EFFECTIVE: August 4, 1998
                                                         through January 1,2003

CONTRACTOR(S): Telecom Response , Inc. (A)             SUPERSEDES: 730-030-94-1



     ANY QUESTIONS, SUGGESTIONS, OR CONTRACT SUPPLIER PROBLEMS WIUCH MAY ARISE SHALL BE BROUGHT TO THE ATTENTION OF MARVIN WILLIAMS AT (850) 488-8366 SUNCOM 278-8366, E-MAIL: mailto:william@dms.state.fl.us

A.   AUTHORITY  -  Upon  affirmative  action  taken  by  the  State of Florida
     ---------
     Department of Management Services on June 22, 1998, a contract has been executed between the State of Florida and the designated contractors.

B.   EFFECT  -  This  contract  was  entered  into to provide economies in the
     ------
     purchase of Feature Phones by all State of Florida agencies and institutions. Therefore, in compliance with Section 287.042, Florida Statutes, all purchases of these commodities shall be made under the terms, prices, and conditions of this contract and with the suppliers specified.

C.   ORDERING INSTRUCTIONS - All purchase orders shall be issued in accordance
     -------- ------------
     with the attached ordering instructions. Purchaser shall order at the prices indicated, exclusive of all Federal, State and local taxes.

     All contract purchase orders shall show the Division of Purchasing contract number, product number, quantity, description of item, with unit prices extended and purchase order totaled. (This requirement may be waived when purchase is made by a blanket purchase order.)

D.   CONTRACTOR  PERFORMANCE  -  Agencies  shall  report any vendor failure to
     ----------  -----------
     perform according to the requirements of this contract on Complaint to Vendor, form PUR 7017. Should the vendor fall to correct the problem within a prescribed period of time, then form PUR 7029, Request for Assistance, is to be filed with this office.

E.   SPECIAL  AND  GENERAL  CONDITIONS  -  Special  and general conditions are
     ---------------------------------
     enclosed for your information. Any restrictions accepted from the supplier are noted on the ordering instructions.

F.   CONTRACT  APPRAISAL FORM - State Contract Appraisal, form PUR 7073 should
     --------  --------------
     be used to provide your input and recommendations for improvements in the contract to the Division of Purchasing for receipt no later than 90 days prior to the expiration date of this contract.


Authorized  Signature

MW/Imb

PURPOSE
-------

The purpose of this bid is to establish a 57 month contract for the purchase of Telephone Instruments (featured- phones), Data Instruments and other peripherals as listed "Installed" and "Not Installed" by all State of Florida agencies and other eligible users in accordance with Eligible Users paragraph, General Conditions. It is anticipated that the contract will be effective from August 4, 1998 through January 1, 2003.

ADDITIONAL  ELIGIBLE  USERS
----------  --------  -----

In addition to "Eligible Users" paragraph, General Conditions, use of State contracts shall be available to Federal agencies and private non-profit educational facilities as defined in Section 240.605, Florida Statutes, which may desire to purchase under the terms and conditions of the contract

OPTIONAL  CONTRACT  USAGE
--------  --------  -----

In addition to the eligible users referenced above and with the consent of the successful bidder(s) purchases may be made under the terms and conditions of this Invitation to Bid/Request for Proposal, by governmental entities located outside the State of Florida. Appropriate governmental entities' purchasing laws, rules and regulations shall apply to purchases made under this contract.

ESTIMATED  GUANTITIES
---------  ----------

It is anticipated that the State of Florida agencies, and other eligible users, will expend approximately $1,000,000 under any contract resulting from this bid. These estimated figures are given only as a guideline for preparing your bid and should not be construed as representing actual figures under the contract.

SPECIAL  ACCOMMODATION
-------  -------------

Any person requiring a special accommodation at the Division of Purchasing because of a disability should call the Division of Purchasing at (904) 488-8440 at least five (5) workdays prior to the bid opening. If you are hearing or speech impaired, please contact the Division by using the Florida Relay Service which can be reached at 1 (800) 955-
8771  (TDD).

VENDOR  RESPONSE  SYSTEM
------  --------  ------

To access an interactive Voice Response System for vendor payment inquiry, Vendors may call (850) 413-7269 between 7 a.m. and 6 p.m. Monday thru Friday to check on the status of payments by State agencies. The system can accommodate English and Spanish speaking callers.

SCOPE
-----

This bid delineates the requirements for the purchase of, "not installed," "installed" and delivery of proprietary and no proprietary, CLASS and regular analog, single and multi-line, equipped with/without speakerphone Telephone Instruments, Data Instruments and other peripherals to be used in conjuction with centrex services, mainly those that are served by Northern Telecom, Inc.,
(NTI) DMS-l00 switch. It is not in the scope of a contract resulting from this bid for agencies to utilize this contract in conjunction with other State contracts for installed telephone systems.

TECHNICAL  DOCUMENTATION
------------------------

All products bid must meet or exceed all conditions and specifications of the Invitation to Bid (ITB). When technical documentation is required by this ITB, its purpose is to demonstrate compliance of the product bid with applicable technical requirements of the ITB and to allow a technical evaluation of the product. Failure to provide the required technical documentation with the bid submittal shall make the bidder non-responsive, unless the Division of Purchasing, in its sole discretion and in the best interest of the State, determines the acceptability of the products offered through technical documentation available within the Division as of the date and time of bid opening.

Such authority of the Division shall in no way relieve the bidder from the ultimate responsibility to submit the required technical documentation, nor shall any bidder assume that such documentation is otherwise available to the Division. The State shall not be responsible for the accuracy of the technical documentation in its possession.

OUALITY  ASSURANCE
-------  ---------

The contractor, during the contract term, upon mutual agreement, will provide reasonable travel and lodging accommodations for one (1) to three (3) government employees to perform an on site inspection of the manufacturing process(es) and review of the manufacturer's product quality control(s) and total quality management programs(s). The contractor will reimburse the State for actual transportation cost, per diem and incidental expenses as provided in Section 112.061, Florida Statutes. It is the State's desire that the contractor provide demonstration of quality control for improvement rather than post production detection.

NOTICE  TO  CONTRACTOR
------  --  ----------

The employment of unauthorized aliens by any contractor is considered a violation of section 247A(e) of the Immigration and Nationalization Act. If the contractor knowingly employs unauthorized aliens, such violation shall be cause for unilateral cancellation of the contract.

PUBLIC  ENTITY  CRIMES
------  ------  ------

A person or affiliate who has been placed on the convicted vendor list following a conviction for a public entity crime may not submit a bid on a contract to provide any goods or services to a public entity, may not submit a bid on a contract with a public entity for the construction or repair of a public building or public work, may not submit bids on leases of real property to a public entity, may not be awarded or perform work as a contractor, supplier, subcontractor, or consultant under a contract with any public entity, and may not transact business with any public entity in excess of the threshold amount provided in F.S. 287.017 for CATEGORY TWO for a period of 36 months from the date of being placed on the convicted vendor list.

SURCHARGE  FEE  AND  SUMMARY  OF  TOTAL  SALES
---------  ---  ---  -------  --  ------------

The Division of Purchasing hereby imposes a vendor surcharge fee of 1% on contractors' sales under any contract resulting from this bid. The fee will be paid by the contractor and must be included in prices bid and cannot be added as a separate item. Use of this contract will be optional by State Agencies. If a State Agency elects to purchase from a source other than the resulting State contract, such purchases shall be in accordance with Chapter 287, F.S., and 60A Florida Administrative Code.

After receipt of payment from the contract purchases, all vendor surcharge fees shall be payable to the State of Florida no later than 15 days after the end of each quarter.

Vendor surcharge fee and contract number should be noted on the check and remitted to:
                 State  of  Florida
                 Department  of  Management  Services
                 P.O.  Box  5438
                 Tallahassee,  FL  323  14-5438

Contract supplier shall furnish the Division of Purchasing a detailed summary of sales at the end of each quarter. By submission of these Sales Summary reports and corresponding vendor surcharge deposits, the contractor(s) is certifying their correctness. All such reports and fee deposits shall be subject to audit by the State of Florida.

Failure to comply with these requirements will result in the contract supplier being found in default, in which case any and all reprocurement costs and all outstanding vendor surcharge fees may be charged against the defaulting contractor and may result in immediate, unilateral cancellation of your contract by the Division of Purchasing.

ORDERING  INSTRUCTIONS
--------  ------------

Manufacturers are encouraged to bid direct naming dealers who will accept orders and complete deliveries. Bidder must include complete and detailed ordering instructions, including their Statewide Purchasing Subsystem (SPURS) vendor numbers for invoicing dealers, with the bid on the form provided.

AUTHORIZED  DEALERS/DISTRIBUTORS  AND/OR  SERVICE  LOCATIONS:
----------  --------------------  ------  -------  ---------

On any contract where orders will be directed to Authorized Dealers/Distributors or listing Service Locations, this information shall be provided by the BIDDER as part of the bid package in hard copy, and on a 3.5 inch diskette in a Word for windows file. Any subsequent revisions shall be submitted in the same format to the DOP CONTRACT ADMINISTRATOR, for review and approval prior to implementation.
Diskette  must  be  formatted  as:
-     "Word  for  Windows"
-     Font:  Times  New  Roman  12
-     Preset  tabs  only
                    ----
-     Margins:  .5  Left  and  .5  Right,  .5  Top  and  1.0  Bottom
-     Portrait  only-no  landscape
-     No  Tables
-     No  Headers  or  Footers
-     No  Excel  Files

Failure to submit the information required in this section will be grounds for disqualification of your bid and/or removal from any resulting contract.

BRAND  NAME
-----  ----
Products in this bid are specified by manufacturer's make, model and part number. If bidder is offering the exact product so specified and so indicates in the bid response, technical documentation is not required. However, if bidder is offering an alternate equivalent, then, documentation must accompany the bid, sufficiently detailed to substantiate equivalency.

CERTIFICATION
-------------

The Division of Purchasing reserves the right to determine, prior to the award of the contract, if the dealer/reseller is authorized by the manufacturer to sell, distribute, and maintain the telephone instruments required in this bid. Bidder must complete and include DEALER/RESELLER'S CERTIFICATION with the bid on
                                 -------------------------------
the  form  provided.

DELIVERY  AND  INSTALLATION
--------  ---  ------------

(Vendor  must  provide  pricing  for all not installed and installed equipment).

A.   Equipment  Not  Installed:  All  prices must be quoted F.O.B. destination
     ---------  ---  ---------
     (the State of Florida will not be responsible for shipping cost). All equipment ordered will be shipped directly to the purchaser at the location specified by the purchaser, within twenty (20) consecutive calendar days after receipt of a purchase order. Bidders shall complete all spaces on the price sheets. Failure to provide information as indicated or in any space will result in rejection of the bid.

B.   Installed  Equipment
     ---------  ---------

     1.   Site Visit/Survey

          Prior to the issuance of the Purchase Order, the contractor shall visit the proposed site of work within seven (7) consecutive calendar days after notification by the purchaser, if the contractor deems necessary, to become familiar with any local condition(s) which may in any manner effect the work to be performed under this contract. Ignorance of the requirements will not relieve the contractor of his liabilities and obligations under the contract. The cost of additional equipment and services not covered in this contract shall be negotiated as non-contract options between the contractor and the purchaser prior to the issuance of the Purchaser Order. Equipment and services identified as non-contract options required to provide a turn-key system do not require approval as contract exception unless it exceeds the Category II level of Chapter 287.017 F.S. which is currently defined to be $15,000. Any additional equipment or services required for the installation and operation of the complete operating system not covered on the purchase order, shall be provided and the cost is borne by the contractor. The contractor has total system responsibility. The contractor is responsible for coordination with the telephone company which is responsible for programming of the line, to provide services and meet the need date(s) in accordance with the purchaser's requirements. Within five (5) consecutive calendar days after receipt of the Purchase Order, the contractor will provide the purchaser with a complete "Schedule of Key Events" showing planned dates of completion.

     2.   Delivery

          The contractor shall deliver, install, program and check out equipment ordered installed on and agreed upon need date of the purchaser and according to the schedule of key events within thirty (30) consecutive calendar days after receipt of a purchase order.

     3.   Installation and Programming

          The contractor shall be responsible for installing the equipment in accordance with equipment manufacturer instructions, standard industry practices and as delineated herein. The contractor shall be responsible to coordinate with the line(s) service provider (local telephone company) which is responsible for programming of the lines to provide services according to the purchaser's requirements. Programming of the equipment to the satisfaction of the purchaser (when applicable) shall be the responsibility of the contractor. The cost of the installation and programming of the equipment and coordination with the local telephone company for the programming of the telephone lines shall be included in the cost of each piece of equipment.

     4.   Station Wiring

          Price of the Installed Equipment shall not include station wiring. However, the wire run prices shall be quoted on a per wire run per foot basis separately in the price sheet. Inside station wiring shall be installed in conduit wherever conduit is required. The conduit is to be provided by the purchaser. The contractor shall be responsible for the removal and replacement of any removable type ceiling tile necessary for the installation of station wire. The contractor shall be fully responsible for any and all structural damages to new or existing buildings cause by contractors or subcontractors personnel. Should installation of equipment be in a "new~~ building under construction, the contractor will coordinate all scheduling and installation with the general contractor upon receipt of the purchase order. Delivery date may be adjusted by mutual parties' agreement [no longer than sixty (60) days].

          With the exception of installation of the equipment in the "new" state office buildings which utilize Premise Distribution Wiring System
          (PDWS) that have been tested for continuity, a toning/buzzing charge per wire run at the discretion of the purchaser may be applicable.

          The installation of "installed priced" equipment shall include the following:

          1.   Physical positioning of the equipment

          2.   Interconnection of the equipment

          3. Connection to the telephone company or purchaser provided PABX lines

          4. Identification of all line, station, DSS/BLF console, and other accessory equipment connections to the connecting blocks provided by a wiring diagram schematic diagram, cable running list, and other approved manner.

          5. Programming of the equipment in accordance with the purchaser's requirements.

          6. Testing of the equipment. In case there is a problem with the lines, the contractor shall be responsible to interface with the line service provider and all specifications.

The purchaser shall be responsible for sleeves, conduit (with pull wire), race-ways, pull boxes, wall outlet boxes, and fire retardant plywood backboards for the telephone apparatus closet room. Other items required for the installation shall be negotiated between the purchaser and the contractor prior to issuance of the purchase order.

All wiring and cabling shall be installed in a neat and workmanlike manner and shall be in accordance with the National Electrical Code. The contractor shall be responsible for meeting all applicable electrical building and fire codes in routing and choice of cable. Line, station, DSS/BLF console, and peripheral equipment connections at the connecting blocks shall be identified by a provided wiring diagram, schematic diagram, and cable running list

The installation of the equipment in a state office building managed by the Department of Management Services and providing a Premise Distribution Wiring System (PDWS) shall utilize the PDWS. The installation of the equipment with the PDWS shall consist of plugging the equipment into the PDWS wall jack and checking the operation of the instrument(s) per the manufacturer instructions. The purchaser shall be responsible for writing 1) a CPLA (Communications form
9008) to the Division of Communications requesting dial tone service for "W" number of lines to wall jack number "X" in room number "Y" on date "Z", and a CSA (Communications form 9001) to the Information Technology Program requesting "W" number of lines on Date, at least "Z-l". The CPLA and CSA shall be submitted together. If "W" is less than 25 lines, the CSA should be sent directly to the telephone company.

The Information Technology Program will be responsible for coordinating the needed work. The cost of the service to be provided by the CPLA and CSA will be billed to the purchaser on their Centrex/ESSX local service by the Information Technology Program.

Wire  and  Cable
----------------

Wire and cable, shall be provided to interconnect the equipment to the telco network demarcation or purchaser provided PABX interface point. The maximum allowable attenuation of each cable pair for any type of wire or cable shall not exceed 7 dB/l 000 feet at 1 MHz and 10 dB/l 000 feet at 3 MHz.

MDF wire shall consist of No. 24 AWG or larger twisted copper conductors insulated with color coded thermoplastic insulation with pairs enclosed within a thermoplastic cable jacket.

Station wire is to be four (4) pair and consist of No. 24 AWG or larger twisted copper conductors and shall be of two (2) types, Standard and Air Plenum. The Standard type shall be suitable for installation in conduit and shall have conductors insulated with a color coded thermoplastic insulation and enclosed with a thermoplastic jacket.

The Alr Plenum type shall be wire suitable for installation without conduit in ceiling spaces that serve as a return air plenum. Cable installed in conduit shall be UL Listed as Type CM as being resistant to the spread of fire per NEC
Article 800-3(b)(l). Cable installed without conduit in ceiling spaces serving or not serving as a return air plenum shall be UL Listed as to Type CMP or UL Classified as to having adequate fife-resistant and low-smoke producing characteristics per NEC Article 800-3(b)(3). The conductor insulation shall be color coded.

Connecting blocks shall be Type 66 or high density modular type. Wall jacks are to be eight (8) conductor modular telephone jack assemblies for surface mounting and for flush mounting as the installation demands. The telco network demarcation point and the PABX interface point plugs shall mate with the fifty
(50)  position  miniature  ribbon  RJ2lX  jack  provided  by  the  telco.

Station  Wiring  Runs  &  Blocks
--------------------------------

Station wiring shall be of two inside building station run types. The bidder shall provide the cost of each inside building station run type on an inside building cost per foot per run basis from the modular telephone jack assembly to
         ---- -------- --- ---
the connecting block. The cost shall include the installation, labor and material cost of the: 1) cable, 2) modular telephone wall jack, 3) termination of all cable pairs, and 4) the cross connection of all active cable pairs. An inside station wiring run may utilize distribution cable and riser cable in addition to the four (4) pair cable run to the wall jack.

The necessary distribution blocks shall be priced at installed cost per block and shall be sized to terminate all cable pairs. The contractor shall determine after site inspection the type and length of each of the station wiring runs required for installation.

Non-Standard  Wire  Runs
------------  ----  ----

Additional per hour charges may apply based on actual time to run the wire or wires when extraordinarily abnormal situations are encountered. Major exceptions to normal conditions are listed below.

1.   Runs in excess of 200 feet in length

2.   Runs through concrete, cinder block, steel or firewalls

3. Runs in ceilings in excess of 10 feet in height or difficult to gain access.

4. The fishing of walls which are obstructed with insulation, cross braces or insufficient clearance. Standard wire prices does include the fishing of normal unobstructed walls which are surfaced with drywall (sheetrock), wood paneling or plywood. When customers request that a wire be installed in a specified manner, such as fishing walls or run in lift out ceilings, the customer must agree to assume all liabilities for inadvertent damage to ceiling tiles, water pipes, electrical fixtures/wire, walls, etc. that may result due to the specific request.

5. Feeder or riser cables which are used to tie two or more equipment rooms or wire closets together (ie., multiple floors, a PBX serving a Key System in a separate equipment room, etc.). These situations normally require multiple twenty-five (25) pair cable and should be priced accordingly. If outside cable is required, the responsible contractor must be contacted for a quote.

6. Wire/Cable to tie two or more buildings together on the same premises normally requires the placement of outside cable and must be equipped with the proper avalanche protectors at both ends. The contractor must be contacted for a quote in these situations and approved by the Division of Communications.

If additional charges are necessary due to the presence of one or more of the abnormal conditions, the contractor must advise the customer prior to commencement of work. The additional "Time" charges are for the wire or wires that do not meet normal conditions criteria and are not in addition to normal prices.

Existing  Wire  and  Cable
--------------------------

Should purchaser determine that the existing wire or cable is in good working condition and is in compliance with local building and fife codes, purchaser may decide to utilize said wire with equipment procured from this contract. Under these circumstances, the contractor making the initial site inspection shall advise the purchaser, in writing, of any objections to the proposed action. Any disputes shall be resolved (with the assistance of the Information Technology Program if necessary) prior to the issuance of the purchase order. Should existing wire and/or cable be utilized, the contractor shall be responsible for providing and installing the required hardware, the "toning out" of all wire or cable pairs, terminating and cross connecting all utilized pairs appropriately to complete the installation. The contractor shall provide the cost per run to test and tone out the existing wire and cable.

The total cost and description of the services and hardware necessary shall be provided to the purchaser as an "unlisted option" in the contractor's proposal and may be accepted or rejected by the purchaser.

A premise distribution wiring system in a State office building managed by the Department of Management Services once utilized by an agency shall not be considered as existing wire and cable. Each PDWS wall outlet will be identified as the PDWS station-terminating block and be certified for use.

Wire  and  Cable  Surge  Protection
-----------------------------------

Central office telephone dial tone service station/cable surge protectors shall meet the following requirements: single or multi-staged design, utilize the telephone industry standard five pin foot print plug-in, or clip-on/66 block, or punch-down/66 block or screw terminal method of connection, utilize solid state or solid state and gas tube components, operate bi-directionally, provide sneak current protection, operate in 32 degrees to 104 degrees farenheight temperature, and provide a tip-to-ring and tip-to-ground and ring-to-ground peak pass-through voltage of 300V when subjected to at least one of the following tests and verified by provided test sample waveforms:

1.) The metallic voltage surge (between tip & ring) and the longitudinal voltage surge (between tip & ring tied together and the ground) as specified in Part 68.302(d) and (e) of Title 47 Telecommunications of the Code of Federal Regulations.

2.) The Category B Impulse or Ringwave of ANSI/IEEE C62.41-1980 (formerly IEEE Std. 587-1980).

3.) The Voltage Surge Test in Paragraph 3.4 and the Current Surge Test in Paragraph 3.6 of REA Bulletin 345-50 (PE-60).

4.) The Impulse Breakdown Voltage Test in Paragraph 4.24 and the Impulse Life Test in Paragraph 4.32 of REA Bulletin 345-83 (PE 80).

5.)  1000V peak 10 X 1000 microsecond 100A waveform.

6.)  CCITT Recommendation K.17, waveform of Column No. 5 of Table l/K.17.

7.)  Any of the preceding waveforms with a greater value of current.

The following are approved examples: Citel America B/l0/E280T (10 pr. Punch-Down/66 Block), B25/E280T (25 pr. Punch-Down/66 Block), Edco TSP-66-200 (plug-in) TSP-200 (clip-on/66 block), Porta Systems 15 SCN-240V (plug-in). The bidder shall specify the telephone service surge protector (and surge protector assembly for 5-pin plug-in protector) that will be provided. The cost of each surge protector and protector module are to be priced installed and separately. All protector modules and station blocks shall be connected with No. 6 AWG or larger solid copper insulated wire to the equipment room single point ground on the plywood backboard. This cost shall be included in the cost of the block and/or protector module.

PURCHASING  CARD  PROGRAM
----------  ----  -------

The State of Florida has implemented a purchasing card program through NationsBank, using the Visa network. Vendors will receive payment from the purchasing card in the same manner as other Visa purchases. Please indicate your ability to accept Visa in the space provided on the Ordering Instruction sheet of the bid.

INTERNET  HOME  PAGE
--------  ----  ----

The Contract resulting from this bid will become a public document. The State of Florida, Division of Purchasing (DOP) is using the Florida Communities Network
(FCN) on the Internet World Wide Web (WWW) to distribute State Term Contracts and product information to eligible users and other interested entities who may subscribe to this service and pay the appropriate access fee.

While not required at this time, each CONTRACT VENDOR is encouraged to develop and maintain a HOME PAGE on the Internet WWW. The Home Page must be compatible with the most recent version of browser software being used by the Division of Purchasing. As of the writing of this solicitation, Netscape Navigator 3.0 is the DOP browser standard. The DOP intends to upgrade to new browser versions as they become available and fully tested, at its discretion.

The Universal Resource Locator (URL) for the INTERNET HOME PAGE must be listed in the space provided on the Ordering Instructions page of the bid.

PRICE  LISTS
-----  -----

On any contract where pricing is based on a Manufacturer's or Dealer's published price list (net or discounted), the price list must be provided by the BIDDER as part of the bid package in hard copy, and on a 3.5 inch diskette as a Word For Windows file. Any subsequent revisions shall be submitted in the same format to the Division of Purchasing CONTRACT ADMINISTRATOR, for review and approval prior to implementation.

Diskette  must  be  formatted  as:
-     "Word  for  Windows"
-     Font:  Times  New  Roman  12
-     Preset  tabs  only
                    ----
-     Margins:  .5  Left  and  .5  Right,  .5  Top  and  1.0  Bottom
-     Portrait  only-no  landscape
-     No  Tables
-     No  Headers  or  Footers
-     No  Excel  Files

The Division of Purchasing, at its discretion, may allow the CONTRACT HOLDER to configure its own PRICE LIST of eligible offerings and to post the prices on the CONTRACT HOLDERS Internet Home Page. However, all initial pricing and any subsequent price changes must be reviewed and approved by the Division of Purchasing Contract Administrator before they can be posted to the CONTRACT HOLDER Internet Home Page.

Failure to submit the information required in this section will be grounds for disqualification of your bid and/or removal from any resulting contract.

INTERFACE  REOUIREMENTS
---------  ------------

Contractors are responsible for identifying and resolving any system interface requirements that may be necessary to connect and satisfactorily operate the system with the regulated common carrier dialed switched network, Centrex and Private Line Service including the State of Florida CCSA SUNCOM Network, the purchaser's PABX, and the purchaser's peripheral equipment. All interface problems are the responsibility of the contractor and should be discovered and resolved during the checkout period.

SERVICE  AREAS
-------  -----

Bidder may bid in one (1) or more service areas as shown on the attached Distract Map. Space is provided for bidder to circle service area(s) on the price sheet. If no service area(s) are circled, bids will be considered "statewide".

ACCEPTANCE
----------

A.   "Not Installed" Equipment: During the period the equipment is in transit,
      --- --------------------
     up to and including the date of acceptance by the purchaser, the bidder shall be responsible for all risks of loss or damage to the equipment. Once the purchaser has physically accepted the equipment the risk of loss or damage becomes the purchaser's.

B.   "Installed"  Equipment During delivery and installation, the bidder shall
      ---------------------
     be responsible for all risks of loss or damage to the equipment. Within two
     (2) consecutive working days after the equipment installation and equipment check out by the contractor and upon the purchaser's inspection and verification that the equipment is satisfactorily installed, programmed, interfaced and working properly, then the equipment will be considered accepted and all risks of loss or damage become the purchaser's responsibility.

TRAINING:     "INSTALLED  EOUIPMENT"
------------------------  ---------

The contractor shall provide on-site training to the purchaser's personnel on the operational use of the features of the equipment for quantities of 11 instruments and up. The cost of training shall be included in the cost of the equipment.

One (1) copy of the training material shall be submitted to the Information Technology Program, at no additional cost. The Information Technology Program, Field Consultant Section, at 4050 Esplanade Way, Tallahassee, Florida 32399-0950, shall be notified prior to training and may participate in training at their discretion. Training shall be as follows:

A.) One (1) week Prior to cut-over - Group sessions for a maximum of 15 people, two (2) hours each, to the purchaser's personnel conducted by both the contractor and the purchaser's key personnel.

B.) Day of cut-over-on site availability of one (1) representative of the contractor between 8:00 - 5:00 P.M. to provide any required assistance to the purchaser's personnel.

C.) One week after cut-over - group sessions for a maximum of 20 people per session, two (2) hours each, to the purchaser's personnel conducted by the contractor.

Above training, item C is applicable for orders replacing an existing Key or PABX Telephone systems with a pure centrex system only.

The contractor shall provide all material and equipment necessary to perform the training and shall utilize actual equipment. Additional training may be required by the purchaser. This additional training is to be charge by a per hour rate and one (1) trip charge per site training.

INSTRUCTION  MANUALS  AND  PAMPHLETS
-----------  -------  ---  ---------

Two (2) sets of instruction manuals, attendant console user guide pamphlets and station user guide pamphlets for all equipment purchased shall be provided to the purchaser. Additionally, a station and console user guide pamphlet and one set of technical documentation shall be provided to the purchaser for each station instrument and attendant console purchased, respectively. The instruction manuals shall be sufficient to permit the purchaser's personnel to operate the equipment.

Within 20 days of notice of award by the Division of Purchasing fifteen (15) sets of instruction manuals, console user pamphlets and station user pamphlets shall be provided to the Information Technology Program for all equipment which the contractor has received an award. The cost of the manuals and pamphlets shall be included in the cost of the equipment.

The  instruction  manuals  shall  contain,  but  not  be  limited  to:

A.   A section defining the capabilities of the equipment (specifications).

B.   A general section describing the technical operation of the equipment.

C.   A section pertaining to station user instructions.

D. A section pertaining to procedures, or instructions which the attendant console user must follow.

E.   System installation and maintenance.

F. All revision information pertaining to the contractors equipment shall be supplied to the purchaser and to the Division of Purchasing at no additional cost as it becomes available. (This includes corrections to the instruction manual, etc.).

WARRANTY
--------

All items furnished hereunder are warranted against defect in materials and workmanship for a minimum period of two (2) years or equivalent to the manufacturer's warranty period, which ever is greater, from the date of acceptance by the purchaser. Should any defects in workmanship or materials, excepting ordinary wear and tear, appear during the warranty period, the contractor shall repair or replace such items no later than two (2) working days upon receipt of a written notice from the ordering agency. In case of "not installed equipment," they can be picked up or be shipped to the contractor at the contractor's expense. In case of "installed equipment," the contractor may have to visit the premise within two (2) working days after notification of any defect. The warranty shall cover materials, labor and transportation charges, if any.

EVALUATION/AWARD
----------------

Bid awards will be made by service area (see District Map) to the bidder having the lowest total cost of four (4) types of wire runs/protectors/power supplies/trip charges and twelve (12) selected commodities and quantities to be announced at the bid opening prior to opening any bid responses. To be considered for an award, all sixteen (16) items having commodity numbers plus all station wire and cable items must be bid. All other provisions of Awards paragraph, General Conditions remain in effect.

INSURANCE,  WORKERS'  COMPENSATION
----------  --------  ------------

The contractor shall take out and maintain during the life of this agreement, Workers' Compensation Insurance for all of his employees connected with the work of this project and, in case any work is sublet, the contractor shall require the subcontractor similarly to provide Workers' Compensation Insurance for all of the latter's employees unless such employees are covered by the protection afforded by the contractor. Such~ insurance shall comply fully with the Florida Workers' Compensation law. In case any class of employees engaged in hazardous work under this contract at the site of the project is not protected under the Workmen's Compensation statute, the Contractor shall provide, and cause each sub-contractor to provide, adequate insurance, satisfactory to the Purchaser, for the protection of his employees not otherwise protected.

                                 SPECIFICATIONS
                                 --------------

                                 FEATURE PHONES
                                 ------- ------

                                STATE OF FLORIDA
                                ----- -- -------

            DEPARTMENT OF MANAGEMENT SERVICES DIVISION OF PURCHASING
            ---------- -- ---------- ----------------- -- ----------
            Specification
            No.:     730-030
                     -------
            Effective
            Date:     01-16-98  (Rev.)
                      --------

COMMODITY

NUMBERS  (SEE  TABLE  1)

1.0   SCOPE
      -----

     This specification covers specific type "Not Installed" and "Installed" telephone and data instruments and other peripheral equipment or their functional equivalent for user application with the Northern Telecom, Inc.,
     (NTI) DMS-100 switch. All proprietary Instruments shall work with the DMS-l00 Integrated Voice Data Digital Line Card.

2.0   APPLICABLE  PUBLICATIONS  AND  STANDARDS
      ----------  ------------  ---  ---------

     The following publications and standards of the current issue on the date~fdnvitation to Bid shall be a part of this spe4~pation. In the event of inconsistencies between this specification and these publications and standards, the requirements of this specification shall take precedence.

     Applicable  Manufacturer's  Instructions  and  Standard  Practices
     ------------------------------------------------------------------

     Federal  Communications  Commission  Rules  and  Regulations
     ------------------------------------------------------------
        Application  for  copies  should  be  addressed  to:
        Federal  Communications  Commission
        Washington,  D.C.  20554

     Electrical  Industries  Association  Standards
     ----------------------------------------------

     EIA  RS-470  Telephone   Instruments  with  Loop  Signaling  for  Voiceband
                  Applications.
     EIA  RS-478  Multi-Line   Key   Telephone   Systems  (KTS)  for  Voiceband
                  Applications.
     EIA  RS-232  Interface   Between   Data   Terminal   Equipment   and  Data
                  Communication Equipment
                  Employing  Serial  Binary  Data  Interchange
     EIA  RS-464  Private Branch Exchange(PBX) Switching Equipment for Voiceband
                  Applications.

         Application  for  copies  should  be  addressed  to:
         Electronic  Industries  Association
         Engineering  Department
         Standard  Sales  Office
         2001  Eye  Street,  NW
         Washington,  D.C.  20006

National  Electrical  Code
--------------------------
         Application  for  copies  should  be  addressed  to:
         National  Fire  Protection  Association
         470  Atlantic  Avenue
         Boston,  Massachusetts  02210

American  Telephone  and  Telegraph  Company
--------  --------------  ------------------
         Notes  on  the  Network
         Application  for  copies  should  be  addressed  to:
         Western  Electric  Company,  Incorporated
         Commercial  Sales
         Post  Office  Box  20046
         Greensboro,  North  Carolina  27420

Technical  Reference  Private Line Interconnection - Voice Application PUB 43201
--------------------------------------------------   ---------------------------
         Application  for  copies  should  be  addressed  to:
         Publishers  Data  Center,  Inc.
         Post  Office  Box  C  738
         Pratt  Street  Station
         Brooklyn,  New  York  11205

Code  of  Federal  Regulations
--------  --------------------
         Title  47  -  Telecommunications,
         Part 68- Connection of Terminal Equipment to the Telephone Network Application for copies should be addressed to:
         Superintendent  of  Documents
         U.S.  Government  Printing  Office
         Washington,  D.C.  20402

3.0     REQUIREMENTS
        ------------

3.1     TECHNICAL  DOCUMENTATION  FOR  BID  EVALUATION
        ---------  -------------  ---  ---  ----------

          If bidding other than the make(s) and model(s) specified, technical documentation is required to demonstrate functional equivalence with the specified equipment. The following documentation is required to be submitted along with any other documentation that the bidder deems necessary to show compliance:


          A.     Installation  and  Maintenance  Manual(s)
          B.     Feature  Description  Manual(s)
          C.     Programming  Manual(s)
          D.     Station  and  Console  User  Guides

          Documentation shall be in the form of printed product literature, engineering drawings, instruction or maintenance manuals or other published literature.

          In the event the information required by this paragraph is not available as printed or published literature, then the bidder is required to furnish in detail, with full engineering support data the information required to determine specification compliance. Individual specifications and requirements must be addressed; a general statement such as "complies with all requirements," is not acceptable.

          One (1) copy of the technical documentation is required to be provided. All bidders must be prepared to submit a duplicate set of the technical documentation after posting of the contract awards.

          Products  bid  shall  meet  or  exceed  all  specifications.

3.2       TELEPHONE  AND  DATA  INSTRUMENTS
          ---------  ---  ----  -----------

          The following NTI (or approved functional equivalent) instrument and data instrument types with commodity numbers, along with a brief description of each, is included in this bid:

          1)   COMMODITY NUMBER: 730-030-220-0050, MERIDIAN M8001 BUSINESS SET

               Meridian M8001 Business Set NTI Order Number NT2NS7AAXX13 or functional equivalent. This is the most basic set. It is an analog, line powered telephone set compatible with Centrex, PBX, or stand alone environment. Meridian M8001 features include voltage message waiting indicator, line status visual indicator, desk/wall mountable and adjustable ringer volume.

          2)   COMMODITY NUMBER: 730-030-220-0080 MERIDIAN M8003 BUSINESS SET

               Meridian M8003 Business Set NTI Order Number NT2N26AAXX1 1 or functional equivalent. This set is functionally similar to the M8001 terminal. It is an analog, line powered telephone set compatible with Centrex, PBX, or stand alone environment. Meridian M8003 includes 3 fixed keys for Link, Redial and Mute as well as features including voltage message waiting indicator, line status visual indicator, desk/wall mountable and adjustable ringer volume.

          3)   COMMODITY NUMBER: 730-030-220-0100 MERIDIAN M8009 BUSINESS SET

               Meridian M8009 Business Set NTI Order Number NT2N24AAXX4 1 or functional equivalent. Like M8001, this set is an analog, line powered telephone set compatible with Centrex, PBX, or stand alone environment. Meridian M8009 features include six (6) programmable memory keys, voltage message waiting indicator, Link key for switch hook flash, line release key, redial key, hold key, line status visual indicator, desk/wall mountable with parallel line jacks for extension, fax and modem and adjustable receiver volume.

          4)   COMMODITY  NUMBER:   730-030-220-0200  MERIDIAN  M8314  HANDSFREE
               BUSINESS SET

               Meridian M83 14 Handsfree Business Set NTI Order Number NT2N3OAAXX or functional equivalent. This is an analog, locally powered telephone set compatible with Centrex, PBX, or stand alone environment. Meridian M8314 features include Handsfree with mute, tiltable 2 X 16 alphanumeric LCD display with associated contrast key, English/Spanish language prompt option, eight (8) programmable memory keys, fifty (50) name and number directory, scroll keys, voltage message waiting indicator, Link key for switch hook flash, line release key, redial key, with functional capability to redial the last five (5) numbers dialed, programmable call timer, hold key, line status visual indicator, desk/wall mountable with parallel line jacks for extension, fax and modem and adjustable receiver volume and four (4) selectable ringing cadences. It is hearing aid compatible and complies with American with Disability Act (ADA).

          5)   COMMODITY   NUMBER:   730-030-220-0210   MERIDIAN   M8417  2-LINE
               HANDSFREE BUSINESS SET

               Meridian M84 17-2 Handsfree Business Set NTI Order Number NT2N32AAiXX or functional equivalent. This is 2-line analog, locally powered telephone set compatible with Centrex, PBX, or stand alone environment. Meridian M8417-2 features include two lines, Handsfree with mute, conference key, tiltable 2 X 16 alphanumeric LCD display with associated contrast key, English/Spanish language prompt option, eight (8) programmable memory keys, one hundred (100) name and number directory, scroll keys, voltage message waiting indicator, Link key for switch hook flash, line release key, redial key, with functional capability to redial the last five (5) numbers dialed, programmable call timer, hold key, line status visual indicator, desk/wall mountable with parallel line jacks for extension, fax and modem and adjustable receiver volume and four (4) selectable ringing cadences. It is hearing aid compatible and complies with American with Disability Act (ADA).

          6)   COMMODITY NUMBER:  730-030-220-0220 MERIDIAN M9216-CLASS FEATURED
               SET

               Meridian M9216 CLASS Featured Set NTI Order Number NT2N33AAiXX or functional equivalent. This is a locally powered telephone set, compatible with Centrex, PBX, or stand alone environment. Meridian M9216 features include calling name/number delivery with subscription to CLASS feature, tiltable 2 X 16 alphanumeric LCD display with associated contrast key, on-hook dialing, English/Spanish language prompt option, ten (10) programmable memory keys, call logging of twenty five (25) calls, redial key with functional capability to redial the last five (5) numbers dialed, scroll keys, voltage message waiting indicator, Link key for switch hook flash, line release key, redial key, programmable call timer, hold key, line status visual indicator, multiple area code stripping, desk/wall mountable with parallel line jacks for extension, fax and modem and adjustable receiver volume and four
               (4) selectable ringing cadences. It is hearing aid compatible and complies with American with Disability Act (ADA).

          7)   COMMODITY NUMBER: 730-030-220-0230

               MERIDIAN M9316 CLASS HANDSFREE BUSINESS SET

               Meridian M93 16 CLASS Handsfree Business Set NTI Order Number NT2N3 1AAXX or functional equivalent. This is a locally powered telephone set compatible with Centrex, PBX, or stand alone environment. Meridian M93 16 features include calling name/number delivery with subscription to CLASS feature, tiltable 2 X 16 alphanumeric LCD display with associated contrast key, fifty (50) name/number directory, on-hook dialing, English/Spanish language prompt option, eight (8) programmable memory keys, call logging of fifty (50) calls, scroll keys, voltage message waiting indicator, Link key for switch hook flash, line release key, redial key, programmable call timer, hold key, line status visual indicator, multiple area code stripping, desk/wall mountable with parallel line jacks for extension, fax and modem and adjustable receiver volume and four (4) selectable ringing cadences. It is hearing aid compatible and complies with American with Disability Act (ADA).

          8)   COMMODITY NUMBER: 730-030-220-0450

               MERIDIAN M9417 CLASS 2 LINE HANDSFREE BUSINESS SET

               Meridian M9417 CLASS 2-Line Handsfree Business Set NTI Order Number NT2N36AAXX or functional equivalent. This is a locally powered telephone set compatible with Centrex, PBX, or stand alone environment. Meridian M9417 features include calling name/number delivery with subscription to CLASS feature, tiltable 2 X 16 alphanumeric LCD display with associated contrast key, one hundred (100) name/number directory, on-hook dialing, English/Spanish language prompt option, six (6) programmable memory keys for feature or auto-dialing access, call logging of one hundred (100) calls, scroll and cursor keys, voltage message waiting indicator, Link key for switch hook flash, line release key, redial function of the last five (5) numbers dialed, programmable call timer, hold key, line status visual indicator, multiple area code stripping, desk/wall mountable with parallel line jacks for extension, fax and modem and adjustable receiver volume and sixteen (16) customizable options, Page key options, Call Director options, and four (4) selectable ringing cadences per line. It is hearing aid compatible and complies with American with Disability Act (ADA) and provides handsfree with Mute.

          9)   COMMODITY NUMBER: 730-030-220-0510

               MERIDIAN   M5008   MULTI-LINE   BUSINESS   SET  II,   WITH  EIGHT
               PROGRAMMABLE KEYS

               Meridian M5008 Multi-Line Business Set II, NTI Order Number NT4X4OXX or functional equivalent. Loop powered, with three (3) fixed and eight (8) programmable line/feature keys, with LCD indicators, on-hook dialing, volume.control (i.e. ringing, dial tone, busy tone and on-hook monitoring), feature in-use indicators, hold and release keys, supports Multiple Appearance Directory Numbers, and is compatible with Meridian 22 button add-on module for line/feature expansion.

          10)  COMMODITY NUMBER: 730-030-220-0520

               MERIDIAN M5208 MULTI-LINE FEATURE DISPLAY SET II, WITH EIGHT PROGRAMMABLE KEYS

               Meridian M5208 Multi-Line Feature Display Set II, WITH EIGHT PROGRAMMABLE KEYS NTI Order Number NT4X41XX or functional equivalent. Loop powered, with three (3) fixed and eight (8) programmable line/feature keys, with LCD indicators, on-hook dialing, volume control (i.e. ringing, dial tone, busy tone and on-hook monitoring), feature in-use indicators, hold and release keys, supports Multiple Appearance Directory Numbers, and is compatible with Meridian 22 button add-on module for line/feature expansion and a built-in two line X 24 character hinged display.

          11)  COMMODITY NUMBER: 730-030-220-0530

               MERIDIAN M5216 MULTI-LINE BUSINESS SET H WITH DISPLAY (ACD), FOURTEEN PROGRAMMABLE KEYS

               Meridian M5216 Multi-Line Business Set II with Display (ACD), Fourteen Programmable Keys NTI Order Number NT4X44XX or functional equivalent. Integrated speakerphone, locally powered, fourteen programmable line/feature keys with LCD indicators, handset and speaker volume control, hold, release, mute, and handsfree keys, modular port for headset support. Compatible with 22 button add-on module (maximum of two) for line/feature expansion. This set is specifically designed for ACD applications.

          12)  COMMODITY NUMBER: 730-030-220-0540

               MERIDIAN M5316 MULTI-LINE FEATURE HANDSFREE DISPLAY SET WITH FOURTEEN PROGRAMMABLE KEYS

               MERIDIAN M53 16 MULTI-LINE FEATURE HANDSFREE DISPLAY SET WITH FOURTEEN PROGRAMMABLE Keys NTI Order Number NT4X42XX or functional equivalent. Integrated speakerphone, locally powered, fourteen programmable line/feature keys with LCD indicators, handset and speaker volume control, hold release, mute and handsfree fixed keys. Compatible with Meridian 22 button add on modules feature expansion and built-in tow line X 24 character hinged display.

          13) Commodity Number: 730-030-220-0550 Twenty two Button Add-On Module for Business and Feature Sets

               Meridian M522 Twenty two Button Add-On Module for Business and Feature Sets. NTI Order Number NT4X43XX or functional equivalent expands the sets by 22 keys usable as lines and/or feature access keys. The 22 keys have LCD indicators.

          14)  COMMODITY  NUMBER:   730-030-220-0580  VENTURE  MULTI-LINE  CLASS
               BUSINESS SET WITH DISPLAY, INTERCOM AND HANDSFREE

               The Venture Multi-Line CLASS Business Set NTI Order Number NT2N81XX or functional equivalent. It consist of a 3 line CLASS set with intercom and inter terminal signaling capabilities. The set offers handsfree operation and utilizes a 3 line display for CLASS information. LED line indicators are used as Busy Lamp Field (BLF). It is locally powered and includes 8 memory, the intercom, directory, redial, quit, change, delete, conference, transfer, save, services, callers, hold, flash (link) goodbye (release), options, four navigation and action keys.

          15)  COMMODITY NUMBCR: 730 030 220 2100 DCSK MOUNT DATA UNIT LOW SPEED
               -----------------------------------------------------------------

                                  DISCONTINUED

               Desk Mount Data Unit (Low Speed) NTI Order Number NT4X2SAN or functional equivalent. The low speed data unit has user selectable speeds of 300,1200, 2400, 4800, 9600, and 19200 bps either synchronous or asynchronous keyboard dialing.

          16)  COMMODITY NUMBCR:730 030 220 211  DCSK MOUNT DATA UNIT HIGH SPCCD
               -----------------------------------------------------------------

                                      DISCONTINUED
                                      ------------

               Desk Mount Data Unit (High Speed) NTI Order Number NT4X2 SAP or functional Equivalent. The high speed data unit provides synchronous user selectable speeds of 48, 56, and 64 KBPS. It has a ring again key, a 12-key pad for dialing, and provides CSDC inter-working.

3.3     COLOR
        -----

     The standard color will be ash and black. However, if other colors are available, the State of Florida may exercise a color change for a select segment of equipment. The State will not accept any extra charges for multiple color availability. The vendor shall supply a color coordinated handset cord. The mounting cord shall be either color-coordinated or neutral gray color.

3.4     CORDS
        -----

     The price of the instrument shall include a standard length handset cord of not less than (9)~feet and a line cord of not less than seven (7) feet.

3.5     POWER  SUPPLIES
        -----  --------

     Equipment pricing will include the cost of any 110 volt ac power supplies or AC transformers required for operation. However, a bid cost shall be submitted for power supplies or the transformers in the event there are failures after the warranty period.

3.6     BATTERIES
        ---------

     Any equipment bid requiring battery power to operate certain features, shall be included in the price of the equipment. Also, a bid cost shall be submitted for additional batteries if applicable.

3.7     FEDERAL  COMMUNICATIONS  COMMISSION  (FCC)  REGISTRATION
        --------------------------------------------------------

     Registration in accordance  with Federal  Communications  Commission  (FCC)
     Rules and Regulations is required for all equipment connected to the regulated common carrier switched and private networks. The bidder shall submit with his bid the FCC registration number and the ringer equivalence of the applicable equipment.

4.0     SAMPLING,  INSPECTION  AND  TESTING
        ---------  ----------  ---  -------

     Sampling. Inspection and Testing: Upon request, the contractor shall provide a sample, free of all charges, of each contract equipment item for non-destructive testing. These items may be kept up to thirty (30) consecutive calendar days and thereafter returned at contractor's expense.

5.0     PREPARATION  FOR  DELIVERY
        -----------  ---  --------

5.1     PACKING
        -------

     Items shall be packed in containers to ensure safe delivery to the destination.

5.2     MARKING
        -------

     All containers delivered to the purchaser, shall bear markings and/or a packing slip, on the outside of the container, showing:

A.     Contractor's  Name
B.     Purchase  Order  Number

6.0     NOTES
        -----

6.1     SPECIFICATION  DEVIATION
        -------------  ---------

     Commodities procured under this specification shall not deviate from those originally contracted for without written approval from the Division of Purchasing.

6.2     SPECIFICATION  REVISION
        -------------  --------

     This specification shall, until revised or rescinded by the Division of Purchasing, apply to each future purchase and contract for the commodities described herein.

                                   PRICE SHEET
Telephone  Instruments  and  Data  Equipment
--------------------------------------------

     Commodity No.                      Not Installed         Installed*
     and Description         Quantity     Unit Price          Unit Price
     ---------------------  ----------  --------------        -----------

(1)  730-030-220-0050
     Meridian Business Set  1-10        $        31.74  (1a)  $     50.49  (1e)
                                        --------------        -----------
                            11-50       $        31.64  (1b)  $     50.14  (1f)
                                        --------------        -----------
                            51-100      $        31.42  (1c)  $     49.67  (1g)
                            101 & Over  $        31.40  (1d)  $     49.40  (1h)
                                        --------------        -----------

Make  and  Model  Bid:      Meridian  M8001  Business  Set  NT2N57AAXX
                            ----------------------------------------------------
Colors  Available:  Black  &  Ash
                    ------------------------------------------------------------

(2)  730-030-220-0080
     Meridian Business Set  1-10        $35.84  (2a)  $54.59  (2e)
                                        ------        ------
                            11-50       $35.64  (2b)  $54.14  (2f)
                                        ------        ------
                            51-100      $35.24  (2c)  $53.49  (2g)
                                        ------        ------
                            101 & Over  $34.64  (2d)  $52.64  (2h)
                                        ------        ------

Make  and  Model  Bid:      Meridian  M8003  Business  Set  NT2N26AAXX
Colors  Available:  Black  &  Ash

(3)  730-030-220-0100
     Meridian Business Set  1-10        $59.27  (3a)  $77.77  (3e)
                                        ------        ------
                            11-50       $59.17  (3b)  $77.67  (3f)
                                        ------        ------
                            51-100      $59.07  (3c)  $77.32  (3g)
                                        ------        ------
                            101 & Over  $59.00  (3d)  $77.00  (3h)
                                        ------        ------

Make  and  Model  Bid:      Meridian  M8009  Business  Set  NT2N24AAXX
                            ----------------------------------------------------
Colors  Available:  Black  &  Ash
                    ------------------------------------------------------------

(4)  730-030-220-0200
     Meridian Business Set  1-10        $121.26  (4a)  $139.21  (4e)
                                        -------        -------
                            11-50       $121.06  (4b)  $137.51  (4f)
                                        -------        -------
                            51-100      $120.96  (4c)  $137.21  (4g)
                                        -------        -------
                            101 & Over  $120.90  (4d)  $137.00  (4h)
                                        -------        -------

Make  and  Model  Bid:      Meridian  M8314  Handsfree  Business  Set NT2N30AAXX
                            ----------------------------------------------------
Colors  Available:  Black  &  Ash
                    ------------------------------------------------------------

Circle  Service  Area(s)  Bid.  (See  District  Map)
Service Area:  Western,  Northern,  Central,  Southern

Vendor:  TELECOM  RESPONSE,  INC.
         ------------------------

   (Rev  31  Mar  98)

                                   PRICE SHEET
Telephone  Instruments  and  Data  Equipment
--------------------------------------------

     Commodity No.                 Not Installed         Installed*
     and Description    Quantity     Unit Price          Unit Price
     ----------------  ----------  --------------        -----------

(5)  730-030-220-0210
     2-Line Handsfree  1-10        $       133.62  (5a)  $    152.37  (5e)
                                   --------------        -----------
     Business Set      11-50       $       131.80  (5b)  $    149.48  (5f)
                                   --------------        -----------
                       51-100      $       131.68  (5c)  $    149.24  (5g)
                                   --------------        -----------
                       101 & Over  $       131.48  (5d)  $    148.64  (5h)
                                   --------------        -----------

Make  and  Model  Bid:   Meridian M8417 2-Line Handsfree Business Set NT2N32AAXX
                            ----------------------------------------------------
Colors  Available:Black  &  Ash
                    ------------------------------------------------------------

(6)  730-030-220-0220
     CLASS Feature Set  1-10        $122.19  (6a)  $140.94  (6e)
                                    -------        -------
                        11-50       $121.31  (6b)  $138.11  (6f)
                                    -------        -------
                        51-100      $120.63  (6c)  $136.39  (6g)
                                    -------        -------
                        101 & Over  $120.43  (6d)  $135.97  (6h)
                                    -------        -------

Make  and  Model  Bid:      Meridian  M9216  CLASS  Feature  Set  NT2N33AAXX
                            ----------------------------------------------------
Colors  Available:  Black  &  Ash
                    ------------------------------------------------------------

(7)  730-030-220-0230
     CLASS Handsfree   1-10        $134.45  (7a)  $153.20  (7e)
                                   -------        -------
     Business Set      11-50       $133.01  (7b)  $151.51  (7f)
                                   -------        -------
                       51-100      $132.57  (7c)  $150.82  (7g)
                                   -------        -------
                       101 & Over  $132.47  (7d)  $150.47  (7h)
                                   -------        -------

Make  and  Model  Bid:      Meridian  M9316  CLASS  Handsfree  NT2N31AAXX
                            ----------------------------------------------------
Colors  Available:  Black  &  Ash
                    ------------------------------------------------------------

(8)  730-030-220-0450
     Meridian Business Set  1-10        $169.59  (8a)  $188.34  (8e)
                                        -------        -------
                            11-50       $169.44  (8b)  $187.94  (8f)
                                        -------        -------
                            51-100      $169.16  (8c)  $187.41  (8g)
                                        -------        -------
                            101 & Over  $168.95  (8d)  $186.95  (8h)
                                        -------        -------

Make  and  Model  Bid:      Meridian  M9417  CLASS Handsfree 2-Line Business Set
                            ----------------------------------------------------
                            NT2N36AAXX
                            ----------------------------------------------------
Colors  Available:  Black  &  Ash
                    ------------------------------------------------------------

Circle  Service  Area(s)  Bid.  (See  District  Map)
Service Area:  Western,  Northern,  Central,  Southern

Vendor:  TELECOM  RESPONSE,  INC.
         ------------------------

   (Rev  31  Mar  98)

                                   PRICE SHEET
Telephone  Instruments  and  Data  Equipment
--------------------------------------------

     Commodity No.                  Not Installed         Installed*
     and Description     Quantity     Unit Price          Unit Price
     -----------------  ----------  --------------        -----------

(9)  730-030-220-0510
     Multi-Line Set     1-10        $       138.56  (9a)  $    154.86  (9e)
                                    --------------        -----------
     (8-Prog. Keys)     11-50       $       138.12  (9b)  $    153.12  (9f)
                                    --------------        -----------
                        51-100      $       136.43  (9c)  $    151.43  (9g)
                                    --------------        -----------
                        101 & Over  $       134.77  (9d)  $    149.77  (9h)
                                    --------------        -----------

Make  and  Model  Bid:      Meridian  M5008  Business  Set  NT4X40XX
                            ----------------------------------------------------
Colors  Available:  Black  &  Ash
                    ------------------------------------------------------------

(10)  730-030-220-0520
      Feature Display Set   1-10        $274.86  (10a)  $292.11  (10e)
                                        -------         -------
      (8-Prog. Keys)        11-50       $269.86  (10b)  $287.11  (10f)
                                        -------         -------
                            51-100      $268.88  (10c)  $286.13  (10g)
                                        -------         -------
                            101 & Over  $268.00  (10d)  $285.25  (10h)
                                        -------         -------

Make  and  Model  Bid:      Meridian  M5208  M/L  Feature  Display  Set NT4X41XX
                            ----------------------------------------------------
Colors  Available:  Black  &  Ash
                    ------------------------------------------------------------

(11)  730-030-220-0530
      Feature Multi-Line   1-10        $375.25  (11a)  $386.50  (11e)
                                       -------         -------
      ACD w/ Display Set   11-50       $372.75  (11b)  $382.68  (11f)
                                       -------         -------
      (14-Prog.Key)        51-100      $372.25  (11c)  $381.25  (11g)
                                       -------         -------
                           101 & Over  $371.75  (11d)  $379.00  (11h)
                                       -------         -------

Make  and  Model  Bid:      Meridian  M5216  M/L  ACD  w/  Display  Set NT4X44XX
                            ----------------------------------------------------
Colors  Available:  Black  &  Ash
                    ------------------------------------------------------------

(12)  730-030-220-0540
      Feature Handsfree   1-10        $376.25  (12a)  $388.50  (12e)
                                      -------         -------
      Display Set         11-50       $374.75  (12b)  $384.25  (12f)
                                      -------         -------
      (14-Prog. Key)      51-100      $374.25  (12c)  $383.50  (12g)
                                      -------         -------
                          101 & Over  $370.25  (12d)  $379.00  (12h)
                                      -------         -------

Make  and  Model  Bid:      Meridian  M5316  M/L  Handsfree Display Set NT4X44XX
                            ----------------------------------------------------
Colors  Available:  Black  &  Ash
                    ------------------------------------------------------------

Circle  Service  Area(s)  Bid.  (See  District  Map)
Service Area:  Western,  Northern,  Central,  Southern

Vendor:  TELECOM  RESPONSE,  INC.
         ------------------------

   (Rev  31  Mar  98)

                                   PRICE SHEET
Telephone  Instruments  and  Data  Equipment
--------------------------------------------


      Commodity No.                  Not Installed          Installed*
      and Description     Quantity     Unit Price           Unit Price
      -----------------  ----------  --------------         -----------

(13)  730-030-220-0550
      Twenty Two Button  1-10        $        99.80  (13a)  $    114.80  (13e)
                                     --------------         -----------
      Add-On Module      11-50       $        99.80  (13b)  $    114.80  (13f)
                                     --------------         -----------
                         51-100      $        99.80  (13c)  $    114.80  (13g)
                                     --------------         -----------
                         101 & Over  $        99.80  (13d)  $    114.80  (13h)
                                     --------------         -----------

Make  and  Model  Bid:      Meridian  M522  Add-On  module  NT4X43XX
                            ----------------------------------------------------
Colors  Available:  Black  &  Ash
                    ------------------------------------------------------------

(14)  730-030-220-0580
      Venture Multi-Line   1-10        $230.52  (14a)  $248.77  (14e)
                                       -------         -------
      CLASS, Business Set  11-50       $228.42  (14b)  $248.52  (14f)
                                       -------         -------
                           51-100      $228.20  (14c)  $248.27  (14g)
                                       -------         -------
                           101 & Over  $228.00  (14d)  $248.20  (14h)
                                       -------         -------

Make  and  Model  Bid:    Venture  Multi-Line  CLASS  Business  Set  NT2N81AAXX
                          ------------------------------------------------------
Colors  Available:  Black  &  Ash
                    ------------------------------------------------------------

(15)  730-030-220-2110
      Desk Mount Data   1-10        $    X    (15a)  $    X    (15e)
                                    ------          -------
      Unit-Low Speed    11-50       $    X    (15b)  $    X    (15f)
                                    ------          -------
                        51-100      $    X    (15c)  $    X    (15g)
                                    ------          -------
      DISCONTINUED      101 & Over  $    X    (15d)  $    X    (15h)
                                    ------          -------

Make  and  Model  Bid:      Autodial  Desk  Top  Data  Unit,  Low Speed NT4X25AN
                            ----------------------------------------------------
Colors  Available:
                    ------------------------------------------------------------

(Rev  30  Apr  98)

NOTE  1:  If  an  add-on  module  is  to  be  used  with  a M5008 instrument, an
--------
additional  power  supply  is  required.

Circle  Service  Area(s)  Bid.  (See  District  Map)     Service Area:  Western,
Northern,  Central,  Southern

Vendor:  TELECOM  RESPONSE,  INC.
         ------------------------

   (Rev  31  Mar  98)

                                   PRICE SHEET
Telephone  Instruments  and  Data  Equipment
--------------------------------------------

      Commodity No.                 Not Installed         Installed*
      and Description    Quantity     Unit Price          Unit Price
      ----------------  ----------  -------------         ----------

(16)  730-030-220-2120
      Desk Mount Data   1-10        $           X  (16a)  $        X  (16e)
                                    -------------         ----------
      Unit-High Speed   11-50       $           X  (16b)  $        X  (16f)
                                    -------------         ----------
                        51-100      $           X  (16c)  $        X  (16g)
                                    -------------         ----------
      DISCONTINUED      101 & Over  $           X  (16d)  $        X  (16h)
                                    -------------         ----------

Make  and  Model  Bid:      Autodial  Top  Data  Unit,  High  Speed  NT4X25AP
                            ----------------------------------------------------
Colors  Available:
                    ------------------------------------------------------------

(Rev  30  Apr  98)

NOTE  1:  If  an  add-on  module  is  to  be  used  with  a M5008 instrument, an
--------
additional  power  supply  is  required.

UNITS THAT REQUIRE OTHER THAN NORMAL 3 OR 4 CABLE PAIR, SHOULD HAVE THEM INCLUDED ON THE "INSTALLED" PRICE ITEMS. CABLE WILL BE AIR PLENUM RATED.

Circle  Service  Area(s)  Bid.  (See  District  Map)     Service Area:  Western,
Northern,  Central,  Southern

Vendor:  TELECOM  RESPONSE,  INC.
         ------------------------

   (Rev  31  Mar  98)

                                   PRICE SHEET
Telephone  Instruments  and  Data  Equipment
--------------------------------------------


OTHER  ACCESSORIES:  Other  equipment  and  supplies  such  as  plantronics  or
-------------------
equivalent telephone headset, noisy location handsets, AC transformers, shoulder rest, Companion 4S Speakerphone, old proprietary set wall mount kit, extended handset and flat line cords that are not listed may bid by the bidder. This equipment pricing will not be used in the bid evaluation.

     Commodity No. 730-030-220-            Not Installed        Installed*
     and Description             Quantity    Unit Price         Unit Price
     --------------------------  --------  -------------        ----------

(17) Headset "Over the Ear"
      w/ Base                    1-3       $      196.40 (17a)  $   211.40 (17e)
                                           -------------        ----------
                                 3-5       $      194.40 (17b)  $   209.40 (17f)
                                           -------------        ----------
                                 5-8       $      192.40 (17c)  $   207.40 (17g)
                                           -------------        ----------
                                 8 & Over  $      190.40 (17d)  $   205.40 (17h)
                                           -------------        ----------

Make  and  Model  Bid:     Plantronics  M-10/H41
                           ----------------------------------------------------
Colors  Available:     Black
                    ------------------------------------------------------------

(18)  Headset "Over the Head"
      w/Base                        1-3  $194.40  (18a)  $209.40  (18e)
                                         -------         -------
                                    3-5  $192.40  (18b)  $207.40  (18f)
                                         -------         -------
                                    5-8  $190.40  (18c)  $204.40  (18g)
                                         -------         -------
                               8 & Over  $188.40  (18d)  $202.40  (18h)
                                         -------         -------

Make  and  Model  Bid:     Plantronics  M-10/H51
                           ----------------------------------------------------
Colors  Available:     Black
                    ------------------------------------------------------------

(19)  Shoulder Rest
                          1-3  $14.36  (19a)  $20.36  (19e)
                               ------         ------
                          3-5  $13.86  (19b)  $19.86  (19f)
                               ------         ------
                          5-8  $13.36  (19c)  $19.36  (19g)
                               ------         ------
                     8 & Over  $13.00  (19d)  $19.00  (19h)
                               ------         ------

Make  and  Model  Bid:     Dyna  Tech  Soft  XXX
Colors  Available:     Ash  &  Black

UNITS THAT REQUIRE OTHER THAN NORMAL 3 OR 4 CABLE PAIR, SHOULD HAVE THEM INCLUDED ON THE "INSTALLED" PRICE ITEMS. CABLE WILL BE AIR PLENUM RATED.

Circle  Service  Area(s)  Bid.  (See  District  Map)
Service  Area:  Western,  Northern,  Central,  Southern

Vendor:  TELECOM  RESPONSE,  INC.
         ------------------------

   (Rev  31  Mar  98)

                                   PRICE SHEET
Telephone  Instruments  and  Data  Equipment
--------------------------------------------

OTHER  ACCESSORIES:  Other  equipment  and  supplies  such  as  plantronics  or
-------------------
equivalent telephone headset, noisy location handsets, AC transformers, shoulder rest, Companion 4S Speakerphone, old proprietary set wall mount kit, extended handset and flat line cords that are not listed may bid by the bidder. This equipment pricing will not be used in the bid evaluation.

     Commodity No. 730-030-220-            Not Installed       Installed*
     and Description             Quantity    Unit Price        Unit Price
     --------------------------  --------  -------------       ----------
(20) Line Cords
                                 1-3       $    0.28/ft. (20a) $  0.50/ft. (20e)
                                           -------------       ----------
                                 3-5       $     0.28/ft (20b) $   0.50/ft (20f)
                                           -------------       ----------
                                 5-8       $     0.28/ft (20c) $   0.50/ft (20g)
                                           -------------       ----------
                                 8 & Over  $     0.28/ft (20d) $   0.50/ft (20h)
                                           -------------       ----------

Make  and  Model  Bid:     ASI  Line  Cords
                           ----------------------------------------------------
Colors  Available:     Silver
                    ------------------------------------------------------------

(21)  Handset Cords
      12 feet             1-3  $3.45  (21a)  $9.45  (21e)
                               -----         -----
                          3-5  $3.45  (21b)  $9.45  (21f)
                               -----         -----
                          5-8  $3.45  (21c)  $9.45  (21g)
                               -----         -----
                     8 & Over  $3.45  (21d)  $9.45  (21h)
                               -----         -----

Make  and  Model  Bid:     ASI  Handset  Cords  -  12  feet
                           ----------------------------------------------------
Colors  Available:     Ash  &  Black
                    ------------------------------------------------------------

(22)  Handset Cords
                          1-3  $6.75  (22a)  $9.45  (22e)
                               -----         -----
                          3-5  $6.75  (22b)  $9.45  (22f)
                               -----         -----
                          5-8  $6.75  (22c)  $9.45  (22g)
                               -----         -----
                     8 & Over  $6.75  (22d)  $9.45  (22h)
                               -----         -----

Make  and  Model  Bid:     ASI  Handset  Cords  -  25  feet
                           ----------------------------------------------------
Colors  Available:     Ash,  &  Black
                    ------------------------------------------------------------

UNITS THAT REQUIRE OTHER THAN NORMAL 3 OR 4 CABLE PAIR, SHOULD HAVE THEM INCLUDED ON THE "INSTALLED" PRICE ITEMS. CABLE WILL BE AIR PLENUM RATED.

Circle  Service  Area(s)  Bid.  (See  District  Map)
Service Area:  Western,  Northern,  Central,  Southern

Vendor:  TELECOM  RESPONSE,  INC.
         ------------------------

   (Rev  31  Mar  98)

                                   PRICE SHEET

Telephone  Instruments  and  Data  Equipment
--------------------------------------------

OTHER  ACCESSORIES:  Other  equipment  and  supplies  such  as  plantronics  or
-------------------
equivalent telephone headset, noisy location handsets, AC transformers, shoulder rest, Companion 4S Speakerphone, old proprietary set wall mount kit, extended handset and flat line cords that are not listed may bid by the bidder. This equipment pricing will not be used in the bid evaluation.

Commodity No. 730-030-220-                   Not Installed   Installed*
and Description              Quantity         Unit Price     Unit Price
---------------------------  --------------  -------------  -------------
(23)  Ground Bus Bar
                                        1-3  $ 15.00 (23a)  $ 21.00 (23e)
                                              ------         -------
                                        3-5  $ 15.00 (23b)  $ 21.00 (23f)
                                              ------         -------
                                        5-8  $ 14.75 (23c)  $ 14.75 (23g)
                                              ------         -------
                                   8 & Over  $ 14.75 (23d)  $ 14.75 (23h)
                                              ------         -------

Make  and  Model  Bid:     Tetrad  TRD  -  560  Ground  Bus  Bar
                      ----------------------------------------------------------
Colors  Available:
                  --------------------------------------------------------------

UNITS THAT REQUIRE OTHER THAN NORMAL 3 OR 4 CABLE PAIR, SHOULD HAVE THEM INCLUDED ON THE "INSTALLED" PRICE ITEMS. CABLE WILL BE AIR PLENUM RATED.

Circle  Service  Area(s)  Bid.  (See  District  Map)     Service Area:  Western,
Northern,  Central,  Southern

Vendor:  TELECOM  RESPONSE,  INC.
       --------------------------

   (Rev  31  Mar  98)

                                   PRICE SHEET

STATION  WIRE  AND  CABLE
-------------------------

ALL ITEMS LISTED IN THIS PAGE MUST BE BID. FAILURE TO DO SO WILL RESULT IN REJECTION OF YOUR BID.

Inside Building             Manufacturer and Part Number  Price Per Run Per Foot
--------------------------  ----------------------------  ----------------------

Type 1, Standard 4 Pair     General Cable  7023120        $          0.40  (1w)
                            ----------------------------  ----------------------

Type 2, Air Plenum 4 Pair   General Cable  7043813        $          0.55  (2w)
                            ----------------------------  ----------------------

Type 3, Standard 12 Pair    General Cable  2133026        $          0.65  (3w)
                            ----------------------------  ----------------------

Type 4, Air Plenum 12 Pair  General Cable  2131269        $          0.72  (4w)
                            ----------------------------  ----------------------

Type 5, Standard 25 Pair    General Cable  2133032        $          0.80  (5w)
                            ----------------------------  ----------------------

Type 6, Air Plenum 25 Pair  General Cable  2131256        $          1.05  (6w)
                            ----------------------------  ----------------------

BLOCKS  AND  SURGE  PROTECTOR  AND  OTHER  MISCELLANEOUS  EQUIPMENT AND SERVICES
--------------------------------------------------------------------------------


Inside Building            Manufacturer and Part Number  Price
-------------------------  ----------------------------  -----------------------
Type 66 Block              VariTronics 66-M150           $ 8.65  (1bl)
                           ----------------------------  -----------------------

Protector Module           Edco TSP-200                  $12.26  (1pm)
                           ----------------------------  -----------------------

Protector                  VariTronics 66-M150           $ 8.65  (1pr)
                           ----------------------------  -----------------------

110 AC Power Supply
(Not Installed Only)       Transtronics S8544            $11.78  (1ps)
                           ----------------------------  -----------------------

Additional Training
(Per Hour)                 S-TRN                         $28.00  (1tr)
                           ----------------------------  -----------------------

Unit Trip Charge
(Per Trip)                 S-UTC                         $20.00  (1tc)
                           ----------------------------  -----------------------

Existing Wire/Cable Tone
Out Cost - Cost per Run    S-TEST                        $10.00  (1to)
                           ----------------------------  -----------------------

Circle Service Area(s) Bid.  (See District Map)   Service Area:  Western,
Northern,  Central,  Southern

Vendor:  TELECOM  RESPONSE,  INC.
      -------------------------------

                                OTHER ACCESSORIES
                                    CONTINUED
                                    ---------
                                   PRICE SHEET

                                 BALANCE OF LINE
Commodity  No.  730-030-220-
and  Description
----------------
                                             Not Installed  Installed*
(24) AC ADAPTERS                               Unit Price   Unit Price
                                              -----------  -----------
                                   Quantity
                                   ---------
(24.1)  Nortel M8000/M9000 Series        1-3  $     13.78  $    21.78
                                              -----------  ----------
        Used for the following           3-5  $     13.52  $    21.78
                                              -----------  ----------
        Sets: M8009, M8314,              5-8  $     13.26  $    21.78
                                              -----------  ----------
        M9216, M9316                8 & Over  $     13.16  $    21.78
                                              -----------  ----------

Make  and  Model  :      Nortel  ONE LINE M8000/M9000 Series Power Transformer -
                   -------------------------------------------------------------
Part  No.  -  A0620086
----------------------
Colors  Available:
------------------

                                               Not Installed  Not Installed
                                     Quantity    Unit Price     Unit Price
                                   -----------  ------------  ------------
(24.1)  Nortel M8000/M9000 Series         1-3  $      13.78  $       21.78
                                               ------------  -------------
        Used for the following            3-5  $      13.52  $       21.78
                                               ------------  -------------
        Sets: M8417, M9417                5-8  $      13.26  $       21.78
                                               ------------  -------------
                                     8 & Over  $      13.16  $       21.78
                                               ------------  -------------




Make  and  Model:   Nortel MULTI LINE M8000/M9000 Series Power Transformer -
                 ---------------------------------------------------------------
Part  No.  -  A0640957
----------------------
Colors  Available:
                  --------------------------------------------------------------

                                               Not Installed  Not Installed
                                     Quantity    Unit Price    Unit Price
                                   -----------  ------------  ------------

(24.2)  Nortel M5000 Series               1-3  $      46.94  $       54.94
                                               ------------  -------------
        Used for the following            3-5  $      46.68  $       54.94
                                               ------------  -------------
        Sets: M5216, M5316                5-8  $      46.42  $       54.94
                                               ------------  -------------
                                     8 & Over  $      46.16  $       54.94
                                               ------------  -------------



Make and Model :      Nortel M5000 Series Power Transformer  Part No. - B0230393
                 ---------------------------------------------------------------
Colors  Available:
                 ---------------------------------------------------------------
Vendor:   Telecom  Response,  Inc.
       -----------------------------

                                OTHER ACCESSORIES
                                    CONTINUED
                                    ---------
                                   PRICE SHEET

                                 BALANCE OF LINE

Commodity  No.  730-030-220-
and  Description
----------------

(25)   WALL  MOUNT KIT INCLUDES:   Wall Jack, MP Caddy Clip, 2 Anchors & 6" cord
                                ------------------------------------------------

                                               Not Installed  Not Installed
                                     Quantity    Unit Price    Unit Price
                                   -----------  ------------  ------------
(25.1)   PLASTIC  1-3                           $      14.15  $      24.15
                                                ------------  ------------
         Used for the following            3-5  $      13.70  $      23.70
                                                ------------  ------------
         Sets: M8000/M9000                 5-8  $      13.35  $      23.35
                                                ------------  ------------
         And M5000 Series             8 & Over  $      12.90  $      22.90
                                                ------------  ------------



Make  and  Model:    Plastic  Wall  Jack  Wall Mount Unit     Part No. PRC0143
                 ---------------------------------------------------------------

                                               Not Installed  Not Installed
                                     Quantity    Unit Price    Unit Price
                                   -----------  ------------  ------------
(25.2)  STEEL                             1-3   $      15.85  $      25.85
                                                ------------  ------------
        Used for the following            3-5   $      15.20  $      25.20
                                                ------------  ------------
        Sets: M8000/M9000                 5-8   $      14.55  $      24.55
                                                ------------  ------------
        And M5000 Series             8 & Over   $      14.90  $      24.90
                                                ------------  ------------


Make and Model:  Steel Wall Jack Wall Mount Unit      Part No. SRC 0141
               -----------------------------------------------------------------
Vendor:  TELECOM  RESPONSE,  INC.
       ---------------------------------

                                OTHER ACCESSORIES
                                    CONTINUED
                                    ---------
                                   PRICE SHEET

                                 BALANCE OF LINE
Commodity  No.  730-030-220-  and  Description
----------------------------  ----------------

(26)  REPLACEMENT  PARTS
                                               Not Installed  Not Installed
                                     Quantity    Unit Price    Unit Price
                                   -----------  ------------  ------------
(26.1)  Handsets  -  ASH:                  1-3  $      20.20  $      25.20
                                                ------------  ------------
        M8000/M9000                        3-5  $      20.20  $      25.20
                                                ------------  ------------
        And  M5000  Series                 5-8  $      20.20  $      25.20
                                                ------------  ------------
                                      8 & Over  $      20.20  $      25.20
                                                ------------  ------------

Make  and  Model:   M8000/ M9000 Part No.-A0395978     M5000 Part No. - A0332374
               -----------------------------------------------------------------
Colors Available:      ASH
               -----------------------------------------------------------------
                                               Not Installed  Not Installed
                                     Quantity    Unit Price    Unit Price
                                   -----------  ------------  ------------
(26.2)  Handsets  -  BLACK:                1-3  $      20.20   $     25.20
                                                ------------  ------------
        M8000/M9000                        3-5  $      20.20   $     25.20
                                                ------------  ------------
        And  M5000  Series                 5-8  $      20.20   $     25.20
                                                ------------  ------------
                                    8  &  Over  $      20.20   $     25.20

Make  and  Model : M8000/M9000  Part No. - A0347921    M5000 Part No. -A0366257
               -----------------------------------------------------------------
Colors  Available:         BLACK
               -----------------------------------------------------------------
                                               Not Installed  Not Installed
                                     Quantity    Unit Price    Unit Price
                                   -----------  ------------  ------------
(26.3)  Telephone  Pedestal  -             1-3  $       8.64  $      18.64
                                                ------------  ------------
        M8000/M9000                        3-5  $       8.60  $      18.60
                                                ------------  ------------
                                           5-8  $       8.56  $      18.56
                                                ------------  ------------
                                    8  &  Over  $       8.50  $      18.50
                                                ------------  ------------

Make  and  Model  :       Telephone  Pedestal  -  M8000/M9000
               -----------------------------------------------------------------
Colors  Available:ASH  Part  No.  -P1010435    BLACK  Part  No. - P  1010403
               -----------------------------------------------------------------
                                               Not Installed  Not Installed
                                     Quantity    Unit Price    Unit Price
                                   -----------  ------------  ------------
(26.4)  Telephone  Pedestal  -             1-3  $      12.64  $      22.64
                                                ------------  ------------
        M5000  Series                      3-5  $      12.60  $      22.60
                                                ------------  ------------
                                           5-8  $      12.56  $      22.56
                                                ------------  ------------
                                    8  &  Over  $      12.50  $      22.50
                                                ------------  ------------

Make  and  Model  :        Telephone  Pedestal  -  M5000
               -----------------------------------------------------------------
Colors Available:         ASH Part No. -  P1013535     BLACK Part No. - P1013593
               -----------------------------------------------------------------
Vendor:  TELECOM  RESPONSE,  INC.
       ---------------------------------

                                OTHER ACCESSORIES
                                    CONTINUED
                                    ---------
                                   PRICE SHEET

                                 BALANCE OF LINE
Commodity  No.  730-030-220-  and  Description
----------------------------  ----------------

(26)  REPLACEMENT  PARTS  (CONTINUED)

(26.5)     Key  Caps
                           Part  No.     Price
                           ---------     -----
     M8000/M9000           A0396230      $4.56
                                         -----
     M5008/  M5208         B0240554      $4.56
                                         -----
     M5216                 B0240556      $4.56
                                         -----
     M5316                 B0240555      $4.56
                                         -----
     M522                  B0240557      $4.56
                                         -----

(26.6)     Documentation  Kit  Includes:   User  Guide,  Key Caps, Paper Overlay

                           Part  No.     Price
                           ---------     -----
     M8001                  A0409412     $8.40
                                         -----
     M8003                  A0621986     $8.40
                                         -----
     M8009                  A0400137     $8.40
                                         -----
     M8314                  A0398516     $8.40
                                         -----
     M8417                  A0398530     $8.40
                                         -----
     M9316                  A0659720     $8.40
                                         -----
     M9417                  A  0405967   $8.40
                                         -----
     M5008                  B0240549     $8.40
                                         -----
     M5208                  B0240550     $8.40
                                         -----
     M5216                  B0240553     $8.40
                                         -----
     M5316                  B0240551     $8.40
                                         -----


(26.7)     Cordless  Headset     Unit  Price  Not  Installed
                                 ---------------------------
     Amplifier  Base                      $411.10
                                          --------
Make and Model : GN Netcom   MPA  Satellite   BASE UNIT ONLY   Part No. A065U08
               -----------------------------------------------------------------
Colors  Available:
               -----------------------------------------------------------------

(26.8)     Cordless  Headset     Unit  Price  Not  Installed
                                 ---------------------------
           Dual  Monaural                  $498.70
                                 ---------------------------
           (Ear or Head) Top

Make and Model:  GN Netcom  MPA  Satellite   TOP UNIT ONLY    Part No. A0648522
               -----------------------------------------------------------------
Colors  Available:
                   -------------------------------------------------------------

Vendor:  TELECOM  RESPONSE,  INC.
       -----------------------------------

                                OTHER ACCESSORIES
                                    CONTINUED
                                    ---------
                                   PRICE SHEET

                                 BALANCE OF LINE

Commodity  No.  730-030-220-  and  Description
----------------------------  ----------------

(27)  Cordless  Phone                   Not Installed     Installed
                                         Unit  Price     Unit  Price
                                        -------------    -------------
     900  DSS  900mHz                   $     325.00     $     352.00
                                        -------------    -------------

Make  and  Model:            Nortel  900  Cordless      Part  No.  A0664093
               -----------------------------------------------------------------
Colors  Available:
                   -------------------------------------------------------------


                                         Not Installed     Installed
(28)     Amplifier  (Base)                Unit  Price     Unit  Price
                                        -------------    -------------
         And  Dual  Monaural            $      498.70    $      518.70
                                        -------------    -------------
         NC  (Top)

Make and Model: Nortel Liberation Wireless Base & Top Units Part No. A0651108  &
               -----------------------------------------------------------------
A0648522
--------

                                         Not Installed      Installed
(29)     Three-Line  Telephone            Unit  Price      Unit  Price
                                        -------------    -------------
         with  Answering  Device               478.94           496.94
                                        -------------    -------------

Make  and  Model:            Nortel  Venture  Multi-Line  Communication  System
               -----------------------------------------------------------------
Colors  Available:         Ash  -  Part No. A0637831   Black - Part No. A0637830
               -----------------------------------------------------------------

                                         Not Installed      Installed
(30)     Enhanced  Feature  Adapter       Unit  Price     Unit  Price
                                        -------------    -------------
         for Music on Hold, Loudspeaker $      297.54    $      422.54
                                        -------------    -------------
         Paging,  Doorphone,  Fax  Switch,
         And  Call  Detail  Recording

Make  and  Model: Nortel  Venture  Enhanced  Feature Adapter Part No.A0637853
               -----------------------------------------------------------------
Colors  Available:     Ash  Only
               -----------------------------------------------------------------
Vendor:  TELECOM  RESPONSE,  INC.
       ------------------------------

                                OTHER ACCESSORIES
                                    CONTINUED
                                    ---------
                                   PRICE SHEET

                                 BALANCE OF LINE

Commodity  No.  730-030-220-  and  Description
----------------------------  ----------------

(31)     ATTENDANT  CONSOLE  M8000/M9000  SERIES

                                        Not Installed     Installed
(31.1)     M8000/M9000                   Unit  Price     Unit  Price
                                        -------------    -------------
           5  LINE  X  22  EXTENSION    $    1,285.00    $    1,667.00
           Centrex  Console

Make and Model:  Tone Commander 500 Series Console Package   Part No.TC522-LM22
               -----------------------------------------------------------------
Colors  Available:  Charcoal
               -----------------------------------------------------------------


                                        Not Installed      Installed
(31.2)     M8000/M9000                    Unit  Price     Unit  Price
                                        -------------    -------------
     5  LINE  X  24  EXTENSION          $    2,370.00    $    2,997.00
     Centrex  Console

Make and Model:Tone  Commander 524 Console  System   Part  No.522Console-524CPU
               -----------------------------------------------------------------
Colors  Available:     Charcoal
               -----------------------------------------------------------------


                                         Not Installed      Installed
(31.3)     M8000/M9000                    Unit  Price     Unit  Price
                                        -------------    -------------
     10  LINE  X  30  EXTENSION         $    3,082.00    $    4,168.00
     Centrex  Console

Make  and  Model: Tone  Commander  1030  Console  System   Part  No.1030-1030CPU
               -----------------------------------------------------------------
Colors  Available:  Charcoal
               -----------------------------------------------------------------


                                         Not Installed      Installed
(31.4) M8000/M9000                         Unit  Price     Unit  Price
                                        -------------    -------------
     15  LINE  X  60  EXTENSION         $    5,343.00    $    7,595.00
     Centrex  Console

Make and Model:Tone  Commander  1560  Console  System   Part  No. 1560-1560CPU
               -----------------------------------------------------------------
Colors Available:  Charcoal
               -----------------------------------------------------------------

Vendor:  TELECOM  RESPONSE,  INC.
       ------------------------------

                       AUTHORIZED SERVICE REPRESENTATIVES

ORDERINGINSTRUCTIONS

NOTE:     ALL  ORDERS  SHOULD  BE  DIRECTED  TO:
    -     --------------------------------------

         SPURS  VENDOR  NUMBER:F593443917-001
         ----------------------
         VENDOR:     TelecomResponse.  Inc.  (A')
         -------                                -

         ATTENTI  ON:PhillCalhoun
         ------------

         STREET  ADDRESS  OR  P.O.  BOX:5414 West Crenshaw Street
         -------------------------------

         CITY,  STATE,  ZIP:Tampa.  Florida33634
         -------------------

         TELEPHONE:     813-886-6300
         ----------

         TOLL  FREE  NO.:888-865-3844
         ----------------

         ORDERING  FAX  NO.813-243-4203
         ------------------

         REMIT  ADDRESS:5414  West  Crenshaw  Street
         ---------------

         CITY,  STATE,  ZIP:Tampa.  Florida  33634
         -------------------
         X   WILL ACCEPT THE STATE OF FLORIDA PURCHASING CARD WILL NOT ACCEPTTHE
         -----------------------------------------------------------------------
         STATE  OF  FLORIDA  PURCHASING  CARD
         -----------------------------------
PRODUCT
INFORMATION:  DIRECT  INQUIRY  TO:
            -----------------------

         NAME  AND  TITLE:DeborahPinnick.  GovernmentSales
         -----------------

         ADDRESS:     5414  West  Crenshaw  Street
         --------

         CITY,  STATE,ZIP:Tampa,  Florida33634
         -------------

         TELEPHONE:     813-886-6300
         ----------

         TOLL  FREE  NO.:888-86S-3844
         ----------------

         URL  HOME  PAGE  ADDRESS:
         -------------------------

         ELECTRONIC  MAILADDRESS:  dpinnick@triit.corn
         ----------------


Telecom  Response,  Inc
-----------------------
5414  West  Crenshaw  Street
----------------------------
Tampa,  Florida  33634
----------------------
Phone:     813-886-6300
------     ------------
Fax:     813-243-4203
----     ------------